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                                                                 EXHIBIT 10.23
                            ADVANCED FIBRE COMMUNICATIONS

                           NOTICE OF GRANT OF STOCK OPTION

         Notice is hereby given of the following stock option grant (the "Option") to purchase shares of the Common Stock of ADVANCED FIBRE COMMUNICATIONS (the "Corporation"):

         OPTIONEE: ____________________________________________________________

         GRANT DATE: __________________________________________________________

         GRANT NUMBER: ________ OPTION PRICE: $ _____________________ per share

         VESTING COMMENCEMENT DATE: ___________________________________________

         NUMBER OF OPTION SHARES: ______________________________________ shares

         EXPIRATION DATE: _____________________________________________________

         TYPE OF OPTION:          _____ Incentive Stock Option

                                  _____ Non-Statutory Stock Option

         DATE EXERCISABLE:  Immediately Exercisable

         VESTING SCHEDULE: The Option Shares shall be unvested and subject to repurchase by the Corporation at the Option Price paid per share. As Optionee remains in Service (as defined in the attached Stock Purchase Agreement), the Optionee shall acquire a vested interest in, and the Corporation's Repurchase Right will accordingly lapse with respect to,
         (i) 25% of the Option Shares one (1) year after the Vesting Commencement Date and (ii) the balance of the Option Shares in equal successive monthly installments over each of the next thirty-six (36) months of Service thereafter. In no event will any additional Option Shares vest after the Optionee's cessation of Service.

         Optionee understands that the Option is granted pursuant to the Corporation's 1993 Stock Option/Stock Issuance Plan, as amended (the "Plan").
By signing below, optionee agrees to be bound by the terms and conditions of the Plan and the terms and conditions of the Option as set forth in the Stock Option Agreement attached hereto as Exhibit A. Optionee understands that any Option Shares purchased under the Option will

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be subject to the terms and conditions set forth in the Stock Purchase Agreement attached hereto as Exhibit B.

         Optionee hereby acknowledges receipt of a copy of the Plan in the form attached hereto as Exhibit C.

         REPURCHASE RIGHTS. THE OPTIONEE HEREBY AGREES THAT ALL OPTION SHARES ACQUIRED UPON THE EXERCISE OF THE OPTION SHALL BE SUBJECT TO CERTAIN REPURCHASE RIGHTS AND RIGHTS OF FIRST REFUSAL EXERCISABLE BY THE CORPORATION AND ITS ASSIGNS UPON ANY PROPOSED SALE, ASSIGNMENT, TRANSFER, ENCUMBRANCE OR OTHER DISPOSITION OF THE OPTION SHARES OR UPON TERMINATION OF SERVICE WITH THE CORPORATION. THE TERMS AND CONDITIONS OF SUCH RIGHTS ARE SPECIFIED IN THE ATTACHED STOCK PURCHASE AGREEMENT.

         NO EMPLOYMENT OR SERVICE CONTRACT. Nothing in this Agreement or in the Plan shall confer upon the Optionee any right to continue in the Service of the Corporation for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation or the Optionee, which rights are hereby expressly reserved by each, to terminate Optionee's Service at any time for any reason whatsoever, with or without cause.


___________________, 199__
    Date

                             ADVANCED FIBRE COMMUNICATIONS

                             By: ________________________________________

                             Title: _____________________________________


                             ____________________________________________
                               Optionee

                   Address:  ____________________________________________

                             ____________________________________________

Exhibit A:  Stock Option Agreement
Exhibit B:  Stock Purchase Agreement
Exhibit C:  1993 Stock Option/Stock Issuance Plan

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                                      EXHIBIT A

                                STOCK OPTION AGREEMENT

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                                      EXHIBIT B

                               STOCK PURCHASE AGREEMENT

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                                      EXHIBIT C

                        1993 STOCK OPTION/STOCK ISSUANCE PLAN